SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the “Agreement”) is made this day of ________________________________, 2014 by and among Chuma Holdings, Inc., a Nevada corporation (“Chuma”) on one hand, and Paul Shively and Associates Inc., a Nevada corporation (the “Company”) and Paul Shively, the Company’s sole stockholder (the “Selling Stockholder”), on the other hand.

WHEREAS, the Selling Stockholder and the Company believes it is in their best interests to voluntarily exchange (the “Exchange”) 10,000 shares of the Company (the “Shares”), which represents 100% of the issued and outstanding shares, for 1,790,000 shares of newly-issued shares of Chuma common stock (the “Exchange Shares”), and Chuma believes it is in its best interest and the best interest of its stockholders to acquire the Shares in exchange for the Exchange Shares, all upon the terms and subject to the conditions set forth in this Agreement.

WHEREAS, for federal income tax purposes, the parties intend that the Exchange shall qualify as reorganization under the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE EXCHANGE

1.01 Exchange.  Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereinafter defined), the parties shall do the following:

(a) The Selling Stockholder will sell, convey, assign, and transfer the Shares to Chuma by delivering to Chuma a stock certificate issued in the name of Chuma evidencing the Shares (the “Share Certificate”).  The Shares transferred to Chuma at the Closing shall constitute 100% of the issued and outstanding equity interests of the Company.

(b) As consideration for its acquisition of the Shares, Chuma shall issue the Exchange Shares to the Selling Stockholder by delivering a share certificate registered in the name of the Selling Stockholder, or his nominees, evidencing the Exchange Shares (the “Exchange Shares Certificates”) in such amounts attributable to the Selling Stockholder as set forth on Exhibit A hereto. For the sake of clarity, the Selling Stockholder shall receive 179 shares of Chuma common stock for each one share of the Company’s common stock exchanged.

(c) For federal income tax purposes, the Exchange is intended to constitute a “reorganization” within the meaning of Section 368 of the Code, and the parties shall report the transactions contemplated by this Agreement consistent with such intent and shall take no position in any tax filing or legal proceeding inconsistent therewith. The parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. Neither Chuma, the Company, nor the Selling Stockholder have taken or failed to take, any action which reasonably could be expected to cause the Exchange to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

1.02 Effect of the Exchange.  The Exchange shall cause the Company to become a wholly owned subsidiary of Chuma.

1.03 Closing.  The closing of the Exchange (the “Closing Date”) shall take place remotely via the exchange of documents and signatures at 10:00 am Pacific Time on the day the conditions to closing set forth in Articles V and VI herein have been satisfied or waived, or at such other time and date as the parties hereto shall agree in writing.

1

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.01 Representations and Warranties of the Company.  The Company represents and warrants to Chuma as follows:

(a) Organization, Standing and Power.  The Company is duly organized, validly existing and in good standing under the laws of Nevada and has the requisite power and authority and all government licenses, authorizations, permits, consents and approvals required to own, lease and operate its properties and carry on its business as now being conducted.  The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect.

(b) Subsidiaries.  The Company does not own directly or indirectly, any equity or other ownership interest in any company, corporation, partnership, joint venture or otherwise.

(c) Capital Structure.  Other than the 10,000 shares of the Company’s common stock subject to the Exchange, no shares of capital stock or other equity securities of the Company are issued, reserved for issuance or outstanding. All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights.  There are no outstanding bonds, debentures, notes or other indebtedness or other securities of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters. Except for the Shares, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company is a party or by which they are bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of the Company or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.  There are no outstanding contractual obligations, commitments, understandings or arrangements of the Company to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of the Company.  There are no agreements or arrangements pursuant to which the Company is or could be required to register shares of Company common stock or other securities under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the “Securities Act”) or other agreements or arrangements with or among any security holders of the Company with respect to securities of the Company.

(d) Corporate Authority; Noncontravention.  The Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been (or at Closing will have been) duly authorized by all necessary action on the part of the Company.  This Agreement has been duly executed and when delivered by the Company shall constitute a valid and binding obligation of the Company, enforceable against the Company and the Selling Stockholder, as applicable, in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.  The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or “put” right with respect to any obligation or to a loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of the Company under, (i) the Company’s articles of incorporation or other organizational or charter documents of the Company, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company, its properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to the Company, its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or liens that individually or in the aggregate could not have a material adverse effect with respect to the Company or could not prevent, hinder or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement.

(e) Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement.

(f) Litigation; Labor Matters; Compliance with Laws. There is no suit, action or proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any basis for any such suit, action, proceeding or investigation that, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to the Company or prevent, hinder or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against the Company having, or which, insofar as reasonably could be foreseen by the Company, in the future could have, any such effect.

2

(g) Intellectual Property.  As used in this Agreement, “Intellectual Property” means all right, title and interest in or relating to all intellectual property, whether protected, created or arising under the laws of the United States or any other jurisdiction or under any international convention, including, but not limited to the following: (a) service marks, trademarks, trade names, trade dress, logos and corporate names (and any derivations, modifications or adaptations thereof), Internet domain names and Internet websites (and content thereof), together with the goodwill associated with any of the foregoing, and all applications, registrations, renewals and extensions thereof (collectively, “Marks”); (b) patents and patent applications, including all continuations, divisionals, continuations-in-part and provisionals and patents issuing thereon, and all reissues, reexaminations, substitutions, renewals and extensions thereof (collectively, “Patents”); (c) copyrights, works of authorship and moral rights, and all registrations, applications, renewals, extensions and reversions thereof (collectively, “Copyrights”); (d) confidential and proprietary information, trade secrets and non-public discoveries, concepts, ideas, research and development, technology, know-how, formulae, inventions (whether or not patentable and whether or not reduced to practice), compositions, processes, techniques, technical data and information, procedures, designs, drawings, specifications, databases, customer lists, supplier lists, pricing and cost information, and business and marketing plans and proposals, in each case excluding any rights in respect of any of the foregoing that comprise or are protected by Patents (collectively, “Trade Secrets”); and (e) Technology.  For purposes of this Agreement, “Technology” means all Software, information, designs, formulae, algorithms, procedures, methods, techniques, ideas, know-how, research and development, technical data, programs, subroutines, tools, materials, specifications, processes, inventions (whether or not patentable and whether or not reduced to practice), apparatus, creations, improvements and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other writings, and other embodiments of any of the foregoing, in any form or media whether or not specifically listed herein.  Further, for purposes of this Agreement, “Software” means any and all computer programs, whether in source code or object code; databases and compilations, whether machine readable or otherwise; descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing; and all documentation, including user manuals and other training documentation, related to any of the foregoing.

(i) The Company has provided a complete list and description of the Intellectual Property required for the Company to operate, or used or held for use by the Company, in the operation of its business.

(ii) The Company is the exclusive owner of or has a valid and enforceable right to use all Intellectual Property as the same are used, sold, licensed and otherwise commercially exploited by the Company, free and clear of all liens, security interests, encumbrances or any other obligations to others, and no such Intellectual Property has been abandoned.  The Intellectual Property owned by the Company and the Intellectual Property licensed to it pursuant to valid and enforceable written license agreements include all of the Intellectual Property necessary and sufficient to enable the Company to conduct its business in the manner in which such business is currently being conducted.  The Intellectual Property owned by the Company and its rights in and to such Intellectual Property are valid and enforceable.

(iii) The Company has not received, and is not aware of, any written or oral notice of any reasonable basis for an allegation against the Company of any infringement, misappropriation, or violation by the Company of any rights of any third party with respect to any Intellectual Property, and the Company is not aware of any reasonable basis for any claim challenging the ownership, use, validity or enforceability of any Intellectual Property owned, used or held for use by the Company.  The Company does not have any knowledge (a) of any third-party use of any Intellectual Property owned by or exclusively licensed to the Company, (b) that any third-party has a right to use any such Intellectual Property, or (c) that any third party is infringing, misappropriating, or otherwise violating (or has infringed, misappropriated or violated) any such Intellectual Property.

(iv) The Company has not infringed, misappropriated or otherwise violated any Intellectual Property rights of any third parties, and the Company is not aware of any infringement, misappropriation or violation of any third party rights which will occur as a result of the continued operation of the Company as presently operated and/or the consummation of the transaction contemplated by this Agreement.

(v) The Company has taken adequate security measures to protect the confidentiality and value of its Trade Secrets (and any confidential information owned by a third party to whom the Company has a confidentiality obligation).

(vi) The consummation of the transactions contemplated by this Agreement will not adversely affect the right of the Company to own or use any Intellectual Property owned, used or held for use by it.

(vii) All necessary registration, maintenance, renewal and other relevant filing fees in connection with any of the Intellectual Property owned by the Company have been timely paid and all necessary registrations, documents, certificates and other relevant filings in connection with such Intellectual Property have been timely filed with the relevant governmental authorities in the United States or foreign jurisdictions, as the case may be, for the purpose of maintaining such Intellectual Property and all issuances, registrations and applications therefor.  There are no annuities, payments, fees, responses to office actions or other filings necessary to be made and having a due date with respect to any such Intellectual Property within ninety (90) days after the date of this Agreement.

3

(h) Undisclosed Liabilities.  The Company has no liabilities or obligations of any nature (whether fixed or unfixed, secured or unsecured, known or unknown and whether absolute, accrued, contingent, or otherwise) except for such liabilities or obligations otherwise disclosed to Chuma in the due diligence process.

(i) Board Recommendation.  The Board of Directors of the Company has unanimously determined that the terms of the Exchange are fair to and in the best interests of the Selling Stockholder of and recommended that the Selling Stockholder approve the Exchange.

(j) Ownership of Stock.  The Selling Stockholder owns all of the issued and outstanding shares of capital stock of the Company, free and clear of all liens, claims, rights, charges, encumbrances, and security interests of whatsoever nature or type.

(k) Material Agreements.

(i)  The Company has delivered to Chuma a complete list of the following contracts and other agreements (“Material Agreements”) to which either the Company or the Selling Stockholder are a party: (a) any service agreements (b) any licensing agreement, or any agreement forming a partnership, strategic alliances, or joint venture; (c) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of its current or former officers and managers or any of the Company’s employees; (d) any agreement with any current or former officer, director, shareholder or affiliate of the Company; (e) any agreements relating to the acquisition (by merger, purchase of stock or assets or otherwise) by the Company of any operating business or material assets or the capital stock of any other person; (f) any agreements for the sale of any of the assets of the Company, other than in the ordinary course of business; (g) any royalty agreements, licenses or other agreements relating to Intellectual Property (excluding licenses pertaining to “off-the-shelf” commercially available software used pursuant to shrink-wrap or click-through license agreements on reasonable terms for a license fee of no more than $10,000); and (h) any other agreement under which the consequences of a default or termination could reasonably be expected to have a material adverse effect on the Company.

(ii)  The Company has made available to Chuma either an original or a correct and complete copy of each written Material Agreement.  Each Material Agreement to which the Company or the Selling Stockholder are a party thereto:  (a) the agreement is the legal, valid, binding, enforceable obligation of the Company or of the Selling Stockholder and is in full force and effect in all material respects, subject to bankruptcy and equitable remedies exceptions; (b)(X) neither the Company nor the Selling Stockholder party thereto is in material breach or default thereof, (Y) no event has occurred which, with notice or lapse of time, would constitute a material breach or default of, or permit termination, modification, or acceleration under, the Material Agreement; or (Z) the Company has not received any notice or has any knowledge that any other party is, in default in any respect under any Material Agreement; and (c) neither the Company nor the Selling Stockholder have repudiated any material provision of the agreement.

(m) Material Contract Defaults.  The Company is not, and has not received any notice or has any knowledge that any other party is, in default in any respect under any Company Material Contract; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a material default.  For purposes of this Agreement, a “Company Material Contract” means any contract, agreement or commitment that is effective as of the Closing Date to which the Company or the Selling Stockholder are a party (i) with expected receipts or expenditures in excess of $25,000, (ii) requiring the Company or the Selling Stockholder to indemnify any person, (iii) granting exclusive rights to any party, (iv) evidencing indebtedness for borrowed or loaned money in excess of $25,000 or more, including guarantees of such indebtedness, or (v) which, if breached by the Company or the Selling Stockholder in such a manner would (A) permit any other party to cancel or terminate the same (with or without notice of passage of time) or (B) provide a basis for any other party to claim money damages (either individually or in the aggregate with all other such claims under that contract) from the Company or the Selling Stockholder or (C) give rise to a right of acceleration of any material obligation or loss of any material benefit under any such contract, agreement or commitment.

(n) Full Disclosure.  All of the representations and warranties made by the Company in this Agreement, and all statements set forth in the certificates delivered by the Company at the Closing pursuant to this Agreement, are true, correct and complete in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representations, warranties or statements, in light of the circumstances under which they were made, misleading.  The copies of all documents furnished by the Company pursuant to the terms of this Agreement are complete and accurate copies of the original documents.  The schedules, certificates, and any and all other statements and information, whether furnished in written or electronic form, to Chuma or its representatives by or on behalf of any of the Company or its affiliates in connection with the negotiation of this Agreement and the transactions contemplated hereby do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

2.02 Representations and Warranties of Chuma.   Chuma represents and warrants to the Company and the Selling Stockholder as follows:

(a) Organization, Standing and Corporate Power.  Chuma is duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to carry on its business as now being conducted.  Chuma is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect with respect to Chuma.  Shares of common stock of Chuma (“Chuma Common Stock”) are quoted on the OTC Bulletin Board under the symbol “CHUM.”

(b) Corporate Authority; Noncontravention.  Chuma has all requisite corporate and other power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement by Chuma and the consummation by Chuma of the transactions contemplated hereby have been (or at Closing will have been) duly authorized by all necessary corporate action on the part of Chuma.  This Agreement has been duly executed and when delivered by Chuma shall constitute a valid and binding obligation of Chuma, enforceable against Chuma in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.  The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or “put” right with respect to any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of Chuma.

4

(c) Financial Statements.  The financial statements of Chuma included in the reports, schedules, forms, statements and other documents filed by Chuma with the Securities and Exchange Commission (“SEC”) (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “Chuma SEC Documents”), comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Chuma as of the dates thereof and the results of operations and changes in cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments as determined by Chuma’s independent accountants).  Except as set forth in the Chuma SEC Documents, at the date of the most recent audited financial statements of Chuma included in the Chuma SEC Documents, Chuma has not incurred any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to Chuma.

(d) Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by Chuma to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement.

(e) Board Determination.  The Board of Directors of Chuma has unanimously determined that the terms of the Exchange are fair to and in the best interests of Chuma and its stockholders.

(f) Full Disclosure.  All of the representations and warranties made by Chuma in this Agreement, and all statements set forth in the certificates delivered by Chuma at the Closing pursuant to this Agreement, are true, correct and complete in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representations, warranties or statements, in light of the circumstances under which they were made, misleading.  The copies of all documents furnished by Chuma pursuant to the terms of this Agreement are complete and accurate copies of the original documents.

2.03 Representations and Warranties of Selling Stockholder.  The Selling Stockholder represents and warrant to Chuma as follows:

(a) Ownership of the Shares.  The Selling Stockholder owns all of the Shares, free and clear of all liens, claims, rights, charges, encumbrances, and security interests of whatsoever nature or type.

(b) Power of Selling Stockholder to Execute Agreement.  The Selling Stockholder has the full right, power, and authority to execute, deliver, and perform this Agreement, and this Agreement is the legal binding obligation of the Selling Stockholder and is enforceable against him in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

(c) Agreement Not in Breach of Other Instruments Affecting Selling Stockholder.  The execution and delivery of this Agreement, the consummation of the transactions hereby contemplated, and the fulfillment of the terms hereof will not result in the breach of any term or provisions of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under any agreement or other instrument of any description to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator or any applicable law, rule, or regulation.

(d) Accuracy of Statements.  Neither this Agreement nor any statement, list, certificate, or any other agreement executed in connection with this Agreement or other information furnished or to be furnished by the Selling Stockholder to Chuma in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

(e) Restricted Securities Acknowledgment.  The Selling Stockholder acknowledge that the Exchange Shares to be issued under this Agreement have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the U.S. and that the issuance of the Exchange Shares is being effected in reliance upon an exemption from registration and therefore the Exchange Shares will be “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended). Further, the Exchange Shares will include a restrictive legend described in Section 7.10 and cannot be sold unless registered with the SEC and qualified by appropriate state securities regulators, or unless the Selling Stockholder otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

(f) Liquidity.  The Selling Stockholder has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Exchange Shares and a complete loss in its investment.

(g) Own Account.  The Selling Stockholder is acquiring the Exchange Shares solely for his own accounts as principal, for investment purposes only, and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Exchange Shares.

5

ARTICLE III

ADDITIONAL AGREEMENTS

3.01 Access to Information; Confidentiality.

(a) The Company shall, and shall cause its officers, employees, counsel, financial advisors and other representatives to, afford to Chuma and its representatives reasonable access during normal business hours during the period prior to the Closing Date to its properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause its officers, employees and representatives to, furnish promptly to Chuma all information concerning its business, properties, financial condition, operations and personnel as such other party may from time to time reasonably request.  For the purposes of determining the accuracy of the representations and warranties of Chuma set forth herein and compliance by Chuma of its obligations hereunder, during the period prior to the Closing Date, Chuma shall provide the Company and its representatives with reasonable access during normal business hours to its properties, books, contracts, commitments, personnel and records as may be necessary to enable the Company to confirm the accuracy of the representations and warranties of Chuma set forth herein and compliance by Chuma of its obligations hereunder, and, during such period, Chuma shall, and shall cause its officers, employees and representatives to, furnish promptly to the Company upon its request (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and (ii) all other information concerning its business, properties, financial condition, operations and personnel as such other party may from time to time reasonably request.  Except as required by law, each of the Company and Chuma will hold, and will cause its respective directors, officers, employees, accountants, counsel, financial advisors and other representatives and affiliates to hold, any nonpublic information in confidence.

3.02 Best Efforts.  Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Exchange and the other transactions contemplated by this Agreement.  Chuma and the Company shall mutually cooperate in order to facilitate the achievement of the benefits reasonably anticipated from the Exchange.

3.03 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

ARTICLE IV

TERMINATION, AMENDMENT AND WAIVER

4.01 Termination.  This Agreement may be terminated and abandoned at any time prior to the Closing Date:

(a) by mutual written consent of Chuma and the Company;

(b) by either Chuma or the Company if the Exchange shall not have been consummated on or before December 31, 2014 (other than as a result of the failure of the party seeking to terminate this Agreement to perform its obligations under this Agreement required to be performed at or prior to the Closing Date);

(c) by Chuma, if a material adverse change shall have occurred relative to the Company (and such change is not curable within thirty (30) days);

(d) by the Company if a material adverse change shall have occurred relative to Chuma (and such change is not curable within thirty (30) days);

(e) by Chuma, if the Company willfully fails to perform in any material respect any of its material obligations under this Agreement; or

(f) by the Company, if Chuma willfully fails to perform in any material respect any of its obligations under this Agreement.

4.02 Effect of Termination.  In the event of termination of this Agreement by either the Company or Chuma as provided in Section 4.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Chuma or the Company.  Nothing contained in this Section shall relieve any party for any breach of the representations, warranties, covenants or agreements set forth in this Agreement.

4.03 Amendment.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties upon approval by the party, if such party is an individual, and upon approval of the Boards of Directors of each of the parties that are corporate entities.

4.04 Extension; Waiver.  At any time prior to the Closing Date, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) waive compliance with any of the agreements or conditions contained in this Agreement.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

4.05 Return of Documents.  In the event of termination of this Agreement for any reason, Chuma and the Company will return to the other party all of the other party’s documents, work papers, and other materials (including copies) relating to the transactions contemplated in this Agreement, whether obtained before or after execution of this Agreement. Chuma and the Company will not use any information so obtained from the other party for any purpose and will take all reasonable steps to have such other party’s information kept confidential.

6

ARTICLE V

CONDITIONS TO OBLIGATIONS OF THE COMPANY AND THE SELLING STOCKHOLDER

The obligations of the Company and the Selling Stockholder to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by the Company and the Selling Stockholder at their sole discretion:

5.01  Representations and Warranties of Chuma. All representations and warranties made by Chuma in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except insofar as the representations and warranties relate expressly and solely to a particular date or period, in which case, subject to the limitations applicable to the particular date or period, they will be true and correct in all material respects on and as of the Closing Date with respect to such date or period.

5.02  Agreements and Covenants. Chuma shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with on or prior to the Closing Date.

5.03  Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date.

5.04  Other Closing Documents. The Company shall have received such certificates, instruments and documents in confirmation of the representations and warranties of Chuma, Chuma’s performance of its obligations hereunder, and/or in furtherance of the transactions contemplated by this Agreement as the Company and the Selling Stockholder and/or their respective counsel may reasonably request.

5.05  Documents. Chuma must have caused the following documents to be delivered to the Company and the Selling Stockholder:

(a) share certificates evidencing the Exchange Shares registered in the name of the Selling Stockholder;

(b) this Agreement is duly executed; and

(c) such other documents as the Company may reasonably request for the purpose of (A) evidencing the accuracy of any of the representations and warranties of Chuma, (B) evidencing the performance of, or compliance by Chuma with any covenant or obligation required to be performed or complied with by Chuma, (C) evidencing the satisfaction of any condition referred to in this Article V, or (D) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

5.06  No Material Adverse Effect.  There shall not have been any event, occurrence or development that has resulted in or could result in a Material Adverse Effect on or with respect to Chuma.

ARTICLE VI

CONDITIONS TO OBLIGATIONS OF CHUMA

The obligations of Chuma to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Chuma in its sole discretion:

6.01  Representations and Warranties of the Company and the Selling Stockholder. All representations and warranties made by the Company and the Selling Stockholder in this Agreement shall be true and correct on and as of the Closing Date except insofar as the representation and warranties relate expressly and solely to a particular date or period, in which case, subject to the limitations applicable to the particular date or period, they will be true and correct in all material respects on and as of the Closing Date with respect to such date or period.

6.02  Agreements and Covenants. The Company and the Selling Stockholder shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by each of them on or prior to the Closing Date.

6.03  Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date.

6.04  Other Closing Documents. Chuma shall have received such certificates, instruments and documents in confirmation of the representations and warranties of the Company and the Selling Stockholder, the performance of the Company and the Selling Stockholder’s respective obligations hereunder and/or in furtherance of the transactions contemplated by this Agreement as Chuma or its counsel may reasonably request.

6.05  Documents. The Company and the Selling Stockholder must deliver to Chuma:

(a) share certificates evidencing the number of Shares, along with executed share transfer forms transferring the Shares to Chuma;

(b) this Agreement to which the Company and the Selling Stockholder are a party, duly executed;

(c)  such other documents as Chuma may reasonably request for the purpose of (A) evidencing the accuracy of any of the representations and warranties of the Company and the Selling Stockholder, (B) evidencing the performance of, or compliance by the Company and the Selling Stockholder with, any covenant or obligation required to be performed or complied with by the Company and the Selling Stockholder, as the case may be, (C) evidencing the satisfaction of any condition referred to in this Article VI, or (D) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

7

ARTICLE VII

GENERAL PROVISIONS

7.01 Notices.  Any and all notices and other communications hereunder shall be in writing and shall be deemed duly given to the party to whom the same is so delivered, sent or mailed at addresses and contact information set forth below (or at such other address for a party as shall be specified by like notice.)  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be deemed given and effective on the earliest of: (a) on the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Pacific Standard Time) on a business day, (b) on the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (Pacific Standard Time) on any business day, (c) on the second business day following the date of mailing, if sent by a nationally recognized overnight courier service, or (d) if by personal delivery, upon actual receipt by the party to whom such notice is required to be given.

If to Chuma:

350 N. Glendale Ave., Suite B#212

Glendale, CA 91206

Telephone:(702) 751-8455

Facsimile:   (866) 593-9188

Attention: President

If to the Company:

Paul Shively & Associates, Inc.

20945 Devonshire St. Ste. 208

Chatsworth, CA. 91311

Attention: President

All Notices to the Selling Stockholder shall be sent “care of” the Company.

7.02 Definitions.  For purposes of this Agreement, and in addition to other terms defined elsewhere in this Agreement, the following terms have the meaning assigned to them below:

(a) an “affiliate” of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

(b) “material adverse change” or “material adverse effect” means, when used in connection with the Company or Chuma, any change or effect that either individually or in the aggregate with all other such changes or effects is materially adverse to the business, assets, properties, condition (financial or otherwise) or results of operations of such party and its subsidiaries taken as a whole (after giving effect in the case of Chuma to the consummation of the Exchange);

(c) “ordinary course of business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency);

(d) “person” means an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity;

(e) “subsidiary” of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, fifty percent (50%) or more of the equity interests of which) that is owned directly or indirectly by such first person; and

(f) “security interest” means any mortgage, pledge, lien, encumbrance, deed of trust, lease, charge, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement or any other security interest, other than (i) mechanic’s, material men’s, and similar liens, (ii) statutory liens for taxes not yet due and payable, (iii) purchase money liens and liens securing rental payments under capital lease arrangements, (iv) pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other similar social security legislation; and (v) encumbrances, security deposits or reserves required by law or by any Governmental Entity.

8

7.03 Interpretation.  When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

7.04 Entire Agreement; No Third-Party Beneficiaries.  This Agreement and the other agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.  This Agreement is not intended to confer upon any person other than the parties any rights or remedies.

7.05 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

7.06 Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

7.07 Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of California, this being in addition to any other remedy to which they are entitled at law or in equity.  In addition, each of the parties hereto (a) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court, and (b) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any state court other than such court.

7.08 Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

7.09 Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.  This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties.  No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

7.10 Legend.  The Selling Stockholder understand that the certificate representing the Exchange Shares shall bear a legend substantially similar to the following:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR, UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

9

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Agreement as of the date first above written.

Chuma:

By:  /s/ Jordan Shapiro

Print Name: Jordan Shapiro

Title: CEO

Company:

By: /s/ Paul Shively

Print Name: Paul Shively

Title: President

10

COUNTERPART SIGNATURE PAGE

TO

SHARE EXCHANGE AGREEMENT

The undersigned does hereby agree to be bound by all of the terms and provisions of the Share Exchange Agreement, including all exhibits and schedules attached thereto, dated___________________ 2014, by and among, Chuma Holdings, Inc., a Nevada corporation (“Chuma”) on one hand, and Paul Shively & Associates, Inc., a Nevada corporation (the “Company”) and the Stockholder of the Company (the “Selling Stockholder”), on the other hand.

Selling Stockholder:

By:

Print Name:  _

Address:

SSN:

EXHIBIT A

DISTRIBUTION OF EXCHANGE SHARES TO SELLING STOCKHOLDER

Name of Selling Stockholder	No. of Shares	No. of Exchange Shares Received by Company Stockholder
Paul Shively	10,000	1,790,000

TOTAL	10,000	1,790,000

11